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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 6, 1998




                       NAVISTAR INTERNATIONAL CORPORATION
                       ----------------------------------
           (Exact  name  of  registrant  as specified in its charter)


           Delaware                      1-9618                 36-3359573
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                            Identification No.)


455 North Cityfront Plaza Drive, Chicago, Illinois                60611
--------------------------------------------------         -------------------
      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (312) 836-2000


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ITEM 5.    OTHER EVENTS

           Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128), was issued requiring a new method for computing earnings per share. SFAS 128 is effective for financial statements ending after December 15, 1997 and requires a restatement of prior period earnings per share data and additional disclosures regarding the details of the computation of both basic and diluted earnings per share as set forth in SFAS 128. Navistar International Corporation (the "company") has provided, in an exhibit to this Form 8-K, restated earnings per share for the company's Annual Report on Form 10-K for the year ended October 31, 1997.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

             (c)      Exhibits
                                                                       Page
                                                                       ----
                      Exhibit No.  Description
                      -----------  -----------

                         99.1      Earnings per share -- restated for   E-1
                                   Statement of Financial Accounting
                                   Standards No. 128


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NAVISTAR INTERNATIONAL CORPORATION
----------------------------------
            Registrant


Date:   March 6, 1998                   /s/ J. Steven Keate
                                        ---------------------------------
                                            J. Steven Keate
                                            Vice President and Controller
                                           (Principal Accounting Officer)


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                                INDEX TO EXHIBITS


                                                                        Page
                                                                        ----

                  Exhibit No.   Description
                  -----------   -----------

                     99.1       Earnings per share -- restated for       E-1
                                Statement of Financial Accounting
                                Standards No. 128


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